UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2003

Harsco Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-3970	23-1483991

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Camp Hill, Pennsylvania	17001-8888

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (717) 763-7064

Page 1 of 5 pages.
Index begins on page 5.

Item 5. Other Events

     On September 8, 2003, Harsco Corporation (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., as representative for the several underwriters named therein in connection with the proposed underwritten public offering of $150,000,000 in aggregate principal amount of the Company’s 5.125% Senior Notes due September 15, 2013 (the “Notes”). The Notes are being offered and sold pursuant to the Company’s universal shelf registration statement on Form S-3 (Registration No. 33-56885), as amended (the “Registration Statement”), previously declared effective by the Securities and Exchange Commission. The Notes offering is scheduled to close on September 12, 2003.

     The Company is filing certain exhibits to the Registration Statement under cover of this Current Report on Form 8-K. See “Item 7. Financial Statements and Exhibits.”

Item 7. Financial Statements and Exhibits.

     (a)  – (b).

          Not applicable.

     (c). Exhibits.

Exhibit
Number	Description

1.1	Underwriting Agreement, dated as of September 8, 2003, by and among Harsco Corporation and Citigroup Global Markets Inc., as representative for the several underwriters named therein (filed herewith)

4.1	Indenture, dated as of May 1, 1985, by and between Harsco Corporation and The Chase Manhattan Bank (National Association), as trustee (incorporated herein by reference to Exhibit 4(d) to the Registration Statement on Form S-3, filed by Harsco Corporation on August 23, 1991 (Reg. No. 33-42389))

4.2	First Supplemental Indenture, dated as of April 12, 1995, by and among Harsco Corporation, The Chase Manhattan Bank (National Association), as resigning trustee, and Chemical Bank, as successor trustee (filed herewith)

Page 2 of 5 pages.

4.3	Form of Second Supplemental Indenture, by and between Harsco Corporation and JPMorgan Chase Bank, as Trustee (filed herewith)

4.4	Form of 5.125% Global Senior Note due September 15, 2013 (included in Exhibit 4.3 filed herewith)

5.1	Opinion of Kirkpatrick & Lockhart LLP regarding the legality of the Company’s 5.125% Senior Notes due September 15, 2013 to be issued (filed herewith)

12.1	Statement Regarding Computation of Ratio of Earnings to Fixed Charges (filed herewith)

23.1	Consent of Kirkpatrick & Lockhart LLP (included in Exhibit 5.1 filed herewith)

†25.1	Statement of Eligibility of Trustee on Form T-1 for JPMorgan Chase Bank, as Trustee (filed herewith)

† Harsco Corporation previously filed a Statement of Eligibility of Trustee on Form T-1 for Chemical Bank, as trustee, as Exhibit 25(a) to the Registration Statement on Form S-3 (Registration No. 33-56885). JPMorgan Chase Bank is the successor trustee under the indenture, as amended and supplemented, by merger of Chemical Bank with JPMorgan Chase Bank.

Page 3 of 5 pages.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARSCO CORPORATION

	By:	/s/ Salvatore D. Fazzolari

Salvatore D. Fazzolari
Senior Vice President,
Chief Financial Officer and Treasurer

Dated: September 11, 2003

Page 4 of 5 pages.

HARSCO CORPORATION

INDEX TO EXHIBITS

Exhibit
Number	Description

1.1	Underwriting Agreement, dated as of September 8, 2003, by and among Harsco Corporation and Citigroup Global Markets Inc., as representative for the several underwriters named therein (filed herewith)

4.1	Indenture, dated as of May 1, 1985, by and between Harsco Corporation and The Chase Manhattan Bank (National Association), as trustee (incorporated herein by reference to Exhibit 4(d) to the Registration Statement on Form S-3, filed by Harsco Corporation on August 23, 1991 (Reg. No. 33-42389))

4.2	First Supplemental Indenture, dated as of April 12, 1995, by and among Harsco Corporation, The Chase Manhattan Bank (National Association), as resigning trustee, and Chemical Bank, as successor trustee (filed herewith)

4.3	Form of Second Supplemental Indenture, by and between Harsco Corporation and JPMorgan Chase Bank, as Trustee (filed herewith)

4.4	Form of 5.125% Global Senior Note due September 15, 2013 (included in Exhibit 4.3 filed herewith)

5.1	Opinion of Kirkpatrick & Lockhart LLP regarding the legality of the Company’s 5.125% Senior Notes due September 15, 2013 to be issued (filed herewith)

12.1	Statement Regarding Computation of Ratio of Earnings to Fixed Charges (filed herewith)

23.1	Consent of Kirkpatrick & Lockhart LLP (included in Exhibit 5.1 filed herewith)

25.1	Statement of Eligibility of Trustee on Form T-1 for JPMorgan Chase Bank, as Trustee (filed herewith)

Page 5 of 5 pages.